EXHIBIT 6.9

        THIS EMPLOYMENT AGREEMENT made as of the 1st day of August, 1999.

B E T W E E N:

                  Energy Ventures Inc. (Canada), a corporation incorporated under the laws of Ontario with Head Office located at 43 Fairmeadow Avenue, North York, Ontario, M2P 1W8

                        (herein called "EVI")

                                OF THE FIRST PART;

                                     - and -


                  Terrance (Terry) B. Kimmel, of 1152 St. Moritz Court, Orleans, Ontario, K1C 2B3 ,

                        (herein called the "Employee")

                                OF THE SECOND PART;


                  WHEREAS   EVI  carries  on  the   business  of  research   and
development of proprietary technology respecting electro-chemical battery cells and components thereof for license, manufacture and/or sale (the "Business");

                  AND WHEREAS EVI and the Employee have agreed upon the terms of the employment of the Employee by EVI;

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), EVI and the Employee hereby agree as follows:

1. EVI hereby employs the Employee and the Employee agrees to be so employed on the terms and conditions herein contained.

2. The Employee's position shall be Vice President and General Manager of EVI and his responsibilities, duties and authority shall be as established from time to time by the Board of Directors of EVI and shall include prime responsibility for the administration, direction, research activities and results thereof of the EVI laboratory located on the NRC campus in Ottawa.

3. Throughout the term of this agreement, the Employee shall devote all of his working time and attention to the business and affairs of EVI and shall not during such working time, without the consent in writing of EVI, undertake any other business or occupation or become an employee or agent of any other corporation, partnership, firm, individual or other entity (a "Person").

4. EVI shall employ the Employee at an annual salary of $100,000.00 per annum during the first year of this agreement and amounts that are no less per annum to be determined by EVI, in consultation with the Employee, at the time of the establishment of each annual financial plan of EVI during each subsequent year (the "Base Salary"), payable at such times as other payroll payments are made by EVI.

5. EVI shall pay all expenses actually and properly incurred and vouchered by the Employee in furtherance of the Business, including all travel expenses and all entertainment expenses incurred in connection with the Business, provided that EVI may from time to time determine the maximum amount which may be so expended by the Employee and provided that any major expense item (in excess of $500.00) is to be approved in advance by EVI. Respecting use of the Employee's automobile on EVI business, EVI agrees to pay the rates per kilometer as are permitted by Revenue Canada without requiring taxable benefits to be assessed, currently $0.35 for the first 5,000 kilometres per calendar year and $0.25 per kilometre thereafter.

6. The Employee is entitled to vacations of up to 4 weeks in respect of each full year of employment, provided that such vacations may be taken only at such times as the Employee and EVI may from time to time reasonably determine having regard to the operations of EVI. The Employee is also entitled to be covered at EVI's expense by a benefits package, extending to the Employee's immediate family, which provides life insurance, disability insurance, medical, surgical, hospital, and dental benefits the details of which are to be established to mutual satisfaction.

7. EVI shall recommend to the Board of Energy Ventures Inc. ("Delaware") the immediate issue to Employee of options

a) respecting 100,000 common shares of Delaware, such options to be issued at U.S. $1.50 per common share, to expire August 1st 2002, and to be exercisable immediately upon issue.

b) respecting 100,000 common shares of Delaware, such options to be issued at U.S. $1.50 per common share, to expire August 1st 2003, and to be exercisable no earlier than August 1st 2000 provided the Employee is on such date in the employment of EVI.

c) respecting 100,000 common shares of Delaware, such options to be issued at U.S. $1.50 per common share, to expire August 1st 2004, and to be exercisable no earlier than August 1st 2001 provided the Employee is on such date in the employment of EVI.

         Any such options are to be exercisable during the period of the Employee's employment by EVI and for a period of 90 days after Employee ceases to be an EVI employee for any reason, including without limitation death, disability, resignation, retirement or termination with or without cause.

         Employee acknowledges that the ability of EVI to provide the foregoing stock options is subject to compliance with applicable securities legislation. In the event such legislation prohibits or limits the ability of Delaware to provide the option rights, EVI or Delaware shall provide benefits to Employee which are as similar as is reasonably possible having regard to such legislation.

8. The term of the Employee's employment shall commence on the date hereof and shall continue until terminated in accordance with the provisions of paragraphs 9, 10 or 12 hereof.

9. EVI may terminate the employment of the Employee forthwith, without notice and without payments in lieu of notice (and without any other payments which may be contemplated herein except for earned and unpaid Base Salary and expenses), for any cause which would entitle EVI at law to terminate the services of the Employee without either notice or compensation in lieu of notice, including without limitation a breach by the Employee of the provisions of paragraph 15 or 16 hereof (collectively "Termination for Cause").

10. (a) If the Employee through bona fide illness, physical or mental, shall be unable to devote his full time and attention to the business and affairs of EVI as required by this agreement, he shall, as long as such disability continues, be entitled to receive the Base Salary payable to him by EVI for a period of three months from the commencement of such disability, provided that the amount payable to the disabled Employee shall be reduced by the amount of any payments received by him under any policy of disability insurance taken out by EVI.

         (b) EVI may terminate the employment of the Employee forthwith, without notice or payment in lieu of notice (and without any other payments which may be contemplated herein except for earned and unpaid Base Salary and expenses, and Base Salary during the three month period referred to in paragraph 10(a)) if the Employee is disabled within the meaning of this paragraph for three months.

11. For the purposes of paragraph 10, the period of disability shall be deemed to commence on the first working day that the Employee does not attend to the business and affairs of EVI on the basis required by this agreement, statutory holidays and vacations excepted, and in calculating the period of disability, unless and until the Employee shall have returned to attending to the business and affairs of EVI on the basis required by this agreement for 30 consecutive normal working days, the said period of disability shall be deemed to have continued without interruption.

12. Subject to the provisions of paragraph 14 hereof, EVI may terminate the employment of the Employee, for any reason whatsoever, by giving the Employee notice that his services are not required and by the payment of a lump sum equal to one month of the Employee's Base Salary for every full year worked, with a minimum of 6 months of Base Salary and a maximum of 12 months of the Base Salary.

13. The Employee hereby acknowledges and agrees that payment of the amounts referred to in paragraphs 9, 10, and 12 will constitute full and final settlement of all claims he may have against EVI in connection with his employment by EVI, including all amounts payable as salary or bonus.

14. In the event that greater compensation in lieu of notice is required to be given by EVI to the Employee pursuant to the Employment Standards Act (Ontario), paragraph 12 hereof shall be construed as providing for the payment of such greater amount.

15. The Employee acknowledges and agrees that all confidential records, material and information and copies thereof, all patent, trade mark, copyright and other intellectual property rights and all trade secrets (including without limitation inventions, discoveries and methods of processing and production) concerning the business or affairs of EVI shall remain the exclusive property of EVI. During the Employee's employment and at all times thereafter, the Employee shall not divulge the contents of such confidential records or any of such confidential information or trade secrets to any Person other than to EVI or EVI's qualified employees, and the Employee shall not, following the termination of his employment hereunder for any reason, use the contents of such confidential records or such confidential information or trade secrets for any purpose whatsoever. Under no circumstances shall the Employee remove any books, records or documents or copies thereof (whether or not confidential) from EVI's office, nor shall the Employee make any copies of any such books, records or documents or copies thereof for use outside EVI's office, except as specifically required to carry out his responsibilities hereunder.

16. (a) The Employee hereby agrees that he will not at any time during the term of his employment with EVI or for a period of one year from the date of termination of such employment for any reason:

            (i) divulge to any Person the names of any Person who, during the term of the Employee's employment with EVI was a supplier, customer or client of EVI;

            (ii) directly or indirectly, solicit, interfere with or endeavour to direct or entice away from EVI any Person who, during the term of the Employee's employment with EVI was a customer, client or any Person in the habit of dealing with EVI; or

            (iii)interfere with,  entice away or otherwise attempt to obtain the withdrawal of any Person who, during the term of the Employee's employment with EVI was an employee or contractor of EVI.

         (b) The Employee agrees that he will not at any time during the term of his employment with EVI or for a period of six months from the date of termination of such employment for any reason directly or indirectly, in any manner whatsoever, including, without limitation, either individually or in partnership or jointly, or in conjunction with any other Person, as principal, agent, shareholder or in any other manner whatsoever, carry on or be engaged in any business which is substantially similar to the business then carried on by EVI within any part of Canada or the United States where the business of EVI is then being carried on or where EVI with the actual knowledge of the Employee is then in an advanced state of planning to either acquire or establish operations (a "Competitive Business") or be concerned with or interested in or lend money to, guarantee the debts or obligations of or permit his name or any part thereof to be used or employed by any Person engaged or concerned with or interested in any Competitive Business.

         (c) The foregoing covenants are given by the Employee acknowledging that he has specific knowledge of the affairs of EVI and that EVI carries on and intends to carry on business throughout Canada and the United States.

         (d) In the event that any clause or portion of this paragraph 16 should be unenforceable or be declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of the covenants and such unenforceable or invalid portions shall be severable from the remainder of this agreement.

         (e) The Employee hereby acknowledges and agrees that all restrictions contained in this agreement are reasonable and valid and all defences to the strict enforcement thereof by EVI are hereby waived by him.

17. Without intending to limit the remedies available to EVI, the Employee acknowledges that damages at law will be an insufficient remedy to EVI in view of the irrevocable harm which will be suffered if the Employee violates the terms of paragraph 15 or 16 and agrees that EVI may apply for and have injunctive relief in any court of competent jurisdiction specifically to enforce any such covenants upon the breach or threatened breach of any such provisions, or otherwise specifically to enforce any such covenants and hereby waives all defences to the strict enforcement thereof by EVI.

18. In the event that any provision herein or part thereof shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions or parts thereof shall be and remain in full force and effect. If, in any judicial proceeding, any provision of this agreement is found to be so broad as to be unenforceable, it is hereby agreed that such provision shall be interpreted to be only so broad as to be enforceable.

19. This agreement constitutes the entire agreement between the parties hereto with respect to the employment of the Employee and any and all previous agreements written or oral, express or implied, between the parties hereto or on their behalf relating to the employment of the Employee by EVI are hereby terminated and cancelled, and each of the parties hereto hereby releases and forever discharges the other of and from all manner of actions, causes of action, claims, demands whatsoever under or in respect of any such agreement.

20. (a) Any notice in writing required or permitted to be given to the Employee hereunder shall be sufficiently given if served on the Employee personally or mailed by registered mail postage prepaid addressed to the Employee at his last address known to EVI. Any such notice mailed as aforesaid shall be deemed to have been received by and given to the Employee four business days following the date of mailing.

         (b) Any notice in writing required or permitted to be given to EVI hereunder shall be sufficiently given if delivered personally or mailed by registered mail postage prepaid addressed to the President of EVI at 43
Fairmeadow Avenue, North York, Ontario, M2P 1W8. Any such notice mailed as aforesaid shall be deemed to have been received by and given to EVI four business days following the date of mailing.

         (c) Either party may at any time give notice in writing to the other of any change of address of the party giving such notice and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the giving of notices hereunder.

21. This agreement shall be governed by and interpreted under the laws of the Province of Ontario.

22. (a) This agreement is personal to the Employee and may not be assigned by him.

         (b) Except as aforesaid, this agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including, in the case of the Employee, his heirs, executors and administrators.

23. Time shall be of the essence of this agreement and of every part hereof.

24. The Employee acknowledges that:

      (a)   he has read and understood this agreement; and

      (b) he has obtained independent legal representation in connection with this agreement and the provisions hereof, or has been advised to obtain such advice.

      IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date first written above.

SIGNED, SEALED AND DELIVERED        )
                                    )
         in the presence of:        )
                                    )
____________________________        )
Signature of Witness                )       Terrance (Terry) B. Kimmel
                                    )
____________________________        )
Name of Witness                     )
                                    )
                                            Energy Ventures Inc. (Canada)


                                            Per:
                                    )       D. Wayne Hartford, President